UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023 (August 25, 2023)

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56451	84-2336054
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6101 Nimtz Parkway

South Bend, Indiana 46628

(Address of Principal Executive Office) (Zip Code)

(574) 807-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K (the “Initial Form 8-K”) filed by Strawberry Fields REIT, Inc. (the “Company”) with the Securities and Exchange Commission on August 28, 2023. As previously reported in the Initial Form 8-K, on August 25, 2023, the Company completed its acquisition of 24 healthcare facilities located in Indiana (the “WC-Indiana Acquisition”). In the Initial Form 8-K, the Company stated its intention to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

WC-Indiana Properties Group Combined Statements of Revenues and Certain Expenses for the Two Month Period ended December 31, 2022 and the Six Month Period ended June 30, 2023

Independent Auditor’s Report	F-1

Combined Statements of Revenues and Certain Expenses	F-2

Notes to Combined Statements of Revenues and Certain Expenses	F-3

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Information	F-1

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2023	F-2

Unaudited Pro Forma Condensed Combined Statements of Income For The Year Ended December 31, 2022	F-3

Unaudited Pro Forma Condensed Combined Statements of Income For The Six Months Ended June 30, 2023	F-4

Notes to Unaudited Pro Forma Condensed Combined Financial Information	F-5

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	WC-Indiana Properties Group Combined Statements of Revenues and Certain Expenses for the Two Month Period ended December 31, 2022 and the Six Month Period ended June 30, 2023

99.2	Unaudited Pro Forma Condensed Combined Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Strawberry Fields REIT, Inc.

Dated: November 7, 2023	By:	/s/ Moishe Gubin
Moishe Gubin Chief Executive Officer and Chairman

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